March 11, 2024

BNY MELLON MUNICIPAL BOND FUNDS, INC.

-BNY Mellon Municipal Bond Fund

Supplement to Statement of Additional Information

BNY Mellon Municipal Bond Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on March 8, 2024, the Fund's assets were transferred to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), a series of BNY Mellon Municipal Funds, Inc., in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund. Investors may obtain a copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

GRP3-SAISTK-0324